EXHIBIT 99.4
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1







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       GSAA 05MTR
Libor set to 20%
50% Pricing Speed (15 CPR)
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
                            ----------------------------------------    No securities are being offered by these summary materials.
A1                           Period    Date        Effective Coupon     If the securities described herein or other securities are
                            ========================================    ultimately Total offered, they will be offered only pursuant
                              Total                                     to a definitive offering circular, and prospective investors who consider purchasing any such securities should make
                                   0   28-Oct-05           0.000000     their investment decision based only upon the information
                                   1   25-Nov-05          20.120000     provided therein and consultation with their own advisers.
                                   2   25-Dec-05          20.120000     This material is for your private information and we are not
                                   3   25-Jan-06          20.120000     soliciting any action based upon it. This material is not to
                                   4   25-Feb-06          20.120000     be construed as an offer to sell or the solicitation of any
                                   5   25-Mar-06          20.120000     offer to buy any security in any jurisdiction where such an
                                   6   25-Apr-06          19.883800     offer or solicitation would be illegal. This material is
                                   7   25-May-06          16.501350     based on information that we consider reliable, but we do
                                   8   25-Jun-06          16.050670     not represent that it is accurate or complete and it should
                                   9   25-Jul-06          15.803490     not be relied upon as such. By accepting this material the
                                  10   25-Aug-06          15.366990     recipient agrees that it will not distribute or provide the
                                  11   25-Sep-06          15.216500     material to any other person.The information contained in
                                  12   25-Oct-06          15.065600     this material may not pertain to any securities that will
                                  13   25-Nov-06          14.646340     actually be sold. The information contained in this material
                                  14   25-Dec-06          14.478460     may be based on assumptions regarding market conditions and
                                  15   25-Jan-07          14.074110     other matters as reflected therein. We make no
                                  16   25-Feb-07          13.802890     representations regarding the reasonableness of such
                                  17   25-Mar-07          14.155600     assumptions or the likelihood that any of such assumptions
                                  18   25-Apr-07          13.506690     will coincide with actual market conditions or events, and
                                  19   25-May-07          13.406420     this material should not be relied upon for such purposes.
                                  20   25-Jun-07          13.027740     We and our affiliates, officers, directors, partners and
                                  21   25-Jul-07          12.948750     employees, including persons involved in the preparation or
                                  22   25-Aug-07          12.581670     issuance of this material may, from time to time, have long
                                  23   25-Sep-07          12.544300     or short positions in, and buy or sell, the securities
                                  24   25-Oct-07          12.546260     mentioned herein or derivatives thereof (including options).
                                  25   25-Nov-07          12.187840     This material may be filed within the Securities and
                                  26   25-Dec-07          12.163270     Exchange Commission (the "SEC") and incorporated by
                                  27   25-Jan-08          11.814540     reference into an effective registration statement
                                  28   25-Feb-08          11.637610     previously filed with the SEC under Rule 415 of the
                                  29   25-Mar-08          12.006400     Securities Act of 1933, including in cases where the
                                  30   25-Apr-08          11.534130     material does not pertain to securities that are ultimately
                                  31   25-May-08          11.556850     offered for sale pursuant to such registration statement.
                                  32   25-Jun-08          11.221810     Information contained in this material is current as of the
                                  33   25-Jul-08          11.269300     date appearing on this material only. Information in this
                                  34   25-Aug-08          10.941440     material regarding the assets backing any securities
                                  35   25-Sep-08          11.371520     discussed herein supersedes all prior information regarding
                                  36   25-Oct-08          11.082520     such assets. Any information in the material, whether
                                  37   25-Nov-08          10.754670     regarding the assets backing any securities discussed herein
                                  38   25-Dec-08          10.860160     or otherwise, will be superseded by the information included
                                  39   25-Jan-09          10.537920     in the final prospectus for any securities actually sold to
                                  40   25-Feb-09          10.435240     you. Goldman Sachs does not provide accounting, tax or legal
                                  41   25-Mar-09          11.040210     advice. Subject to applicable law, you may disclose any and
                                  42   25-Apr-09          10.254850     all aspects of any potential transaction or structure
                                  43   25-May-09          10.384170     described herein that are necessary to support any U.S.
                                  44   25-Jun-09          10.073810     federal income tax benefits, without Goldman Sachs imposing
                                  45   25-Jul-09          10.211410     any limitation of any kind.
                                  46   25-Aug-09           9.905400
                                  47   25-Sep-09           9.825670
                                  48   25-Oct-09           9.977700
                                  49   25-Nov-09           9.677560
                                  50   25-Dec-09           9.833630
                                  51   25-Jan-10           9.537120
                                  52   25-Feb-10           9.709480
                                  53   25-Mar-10          10.408510
                                  54   25-Apr-10           9.574610
                                  55   25-May-10           9.747120
                                  56   25-Jun-10           9.443520
                                  57   25-Jul-10           9.621920
                                  58   25-Aug-10          10.781400
                                  59   25-Sep-10          11.144190
                                  60   25-Oct-10          11.529410
                                  61   25-Nov-10          11.158410
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